                                                                    Exhibit 10.2


                                                                  EXECUTION COPY

                      EIGHTH AMENDMENT TO CREDIT AGREEMENT


         EIGHTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 28, 2002, among CD&L, INC. (f/k/a Consolidated Delivery & Logistics, Inc.), a Delaware corporation (the "Borrower"), and the financial institutions party to the Loan Agreement referred to below (the "Lenders"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Loan Agreement referred to below.


                              W I T N E S S E T H :
                               - - - - - - - - - -


         WHEREAS, the Borrower and the Lenders are parties to the Loan Agreement, dated as of January 29, 1999 (as amended, modified and/or supplemented through, but not including, the date hereof, the "Loan Agreement"); and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Loan Agreement as herein provided;


         NOW, THEREFORE, it is agreed:

         1. Section 1.05(a) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(a) in lieu thereof:

                  "(a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date such Loan is made until the maturity thereof (whether by acceleration or otherwise) at a rate which shall at all times be equal to 12.0% per annum; provided that in the event that the Voluntary Prepayment Date shall have occurred and so long as no Default or Event of Default is then in existence, interest in respect of the Amortizable Portion of the unpaid principal amount of each outstanding Loan shall bear interest from time to time at a rate equal to 10% per annum."

         2. Section 1.05(c) of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.05(c) in lieu thereof:

                  "(c) Accrued and unpaid interest shall be payable (i) monthly in arrears on the last Business Day of each month, (ii) on any repayment (on the amount repaid), (iii) at maturity (whether by acceleration or otherwise) and (iv) after such maturity, on demand.".

         3. Section 2.02(f) of the Loan Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:


        "Scheduled Repayment Date                                                      Amount
         ------------------------                                                      ------
        June 28, 2002                                                                $1,250,000
        Last Business Day of each of March, June, September and      Scheduled Repayment Amount then in effect".
        December for each of the calendar years 2003, 2004 and
        2005

         4. Section 5.01(j) of the Loan Agreement is hereby amended by deleting the text "Article VI of" appearing in said Section.

         5. Section 6.04 of the Loan Agreement is hereby amended by (i) deleting
Section 6.04(viii) in its entirety and inserting the text "(viii) Intentionally Deleted; and" in lieu thereof and (ii) deleting the text "$5,000,000" appearing in Section 6.04(ix) and inserting the text "$3,000,000" in lieu thereof.

         6. Section 6.07 of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

                    "Fiscal Quarter Ended                       Ratio
                    ---------------------                      --------
                    March 31, 2002                             5.50:1.0
                    June 30, 2002                              5.85:1.0
                    September 30, 2002                         5.50:1.0
                    December 31, 2002                          4.75:1.0

                    March 31, 2003                             4.25:1.0
                    June 30, 2003                              4.10:1.0
                    September 30, 2003                         4.10:1.0
                    December 31, 2003                          4.00:1.0

                    March 31, 2004                             3.70:1.0
                    June 30, 2004                              3.70:1.0
                    September 30, 2004                         3.50:1.0
                    December 31, 2004                          3.40:1.0

                    March 31, 2005                             3.15:1.0
                    June 30, 2005                              3.10:1.0
                    September 30, 2005                         3.05:1.0
                    December 31, 2005                          3.00:1.0".

         7. Section 6.08 of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:


                     "Fiscal Quarter Ended                      Ratio
                      --------------------                     --------
                     March 31, 2002                            0.65:1.0
                     June 30, 2002                             0.65:1.0
                     September 30, 2002                        0.65:1.0
                     December 31, 2002                         0.70:1.0

                     March 31, 2003                            0.70:1.0
                     June 30, 2003                             0.90:1.0
                     September 30, 2003                        0.90:1.0
                     December 31, 2003                         0.90:1.0

                     March 31, 2004                            0.80:1.0
                     June 30, 2004                             0.85:1.0
                     September 30, 2004                        0.90:1.0
                     December 31, 2004                         0.95:1.0

                     March 31, 2005                            1.10:1.0
                     June 30, 2005                             1.10:1.0
                     September 30, 2005                        1.15:1.0
                     December 31, 2005                         1.15:1.0".


         8. Section 6.09(b) of the Loan Agreement is hereby amended by deleting the table set forth in said Section in its entirety and inserting the following new table in lieu thereof:

                    "Fiscal Quarter Ended                         Amount
                     --------------------                         ------
                    March 31, 2002                             $5,250,000
                    June 30, 2002                              $4,850,000
                    September 30, 2002                         $5,150,000
                    December 31, 2002                          $5,800,000

                    March 31, 2003                             $6,000,000
                    June 30, 2003                              $6,250,000
                    September 30, 2003                         $6,250,000
                    December 31, 2003                          $6,250,000

                    March 31, 2004                             $6,350,000
                    June 30, 2004                              $6,350,000
                    September 30, 2004                         $6,350,000
                    December 31, 2004                          $6,350,000

                    March 31, 2005                             $6,500,000
                    June 30, 2005                              $6,500,000
                    September 30, 2005                         $6,500,000
                    December 31, 2005                          $6,500,000".

         9. Section 6.17 of the Loan Agreement is hereby amended by deleting said Section in its entirety and inserting the text "6.17 Intentionally Deleted." in lieu thereof.

         10. Section 6.18 of the Loan Agreement is hereby amended by deleting said Section in its entirety.

         11. The definition of "Indebtedness" appearing in Section 8.01 of the Loan Agreement is hereby amended by deleting clause (vii) appearing in said definition in its entirety and inserting the text "(vii) any Financial Undertaking (as such term was defined in the Credit Agreement in effect as of January 29, 1999) (or the equivalent thereof) of such Person" in lieu thereof.

         12. Section 8.01 of the Loan Agreement is hereby further amended by (i) deleting the definitions of "Bank," "Credit Agreement," "First Union," "Minimum Consolidated Net Worth," "Scheduled Repayment Amount," "Senior Debt" and "Senior Indebtedness" appearing in said Section and (ii) inserting the following new definitions in alphabetical order:

                  "Amortizable Portion" of the unpaid principal amount of any Loan shall mean, at any time, the portion of the unpaid principal amount of such Loan at such time equal to the Amortizing Percentage of the unpaid principal amount of such Loan at such time.

                  "Amortizing Percentage" shall mean, at any time, a fraction (expressed as a percentage), (x) the numerator of which is the sum of the aggregate Minimum Scheduled Repayments at such time (before giving effect to any repayment pursuant to Section 2.02(f) if the determination hereof is made on the date of any such required repayment) and (y) the denominator of which is the unpaid principal amount of all Loans at such time (before giving effect to any repayment pursuant to Section 2.02(f) if the determination hereof is made on the date of any such required repayment).

                  "Bank" shall mean (x) at any time prior to the Eighth Amendment Effective Date, First Union Commercial Corporation and (y) at any time on and after the Eighth Amendment Effective Date, Fleet and, in each case, any other institution which becomes a "Lender" under the Credit Agreement pursuant to the terms thereof after the Funding Date or Eighth Amendment Effective Date, as applicable.

                  "Credit Agreement" shall mean (x) at any time prior to the Eighth Amendment Effective Date, the Loan and Security Agreement, dated as of July 14, 1997, among the Borrower, certain of its Subsidiaries and First Union Commercial Corporation, as amended prior to the Funding Date (including by the Modification Agreement) and (y) at any time on and after the Eighth Amendment Effective Date, the Loan and Security Agreement, dated as of June 27, 2002, among the Borrower, certain of its Subsidiaries and Fleet and as each such agreement, as applicable, may be further amended, restated, extended, replaced, supplemented, restructured or otherwise modified or refinanced pursuant to a Permitted Refinancing from time to time (in whole or in part without limitation (except as provided in this Agreement) as to terms, extensions of maturities, increasing the amount of borrowings or other conditions or covenants), including all related notes, collateral documents, guarantees, Interest Rate Contracts, instruments and agreements entered into in connection therewith, as the same may be amended, modified, supplemented, restated, restructured, replaced or refinanced pursuant to a Permitted Refinancing from time to time.

                  "Eighth Amendment" shall mean the Eighth Amendment to this Agreement, dated as of June 28, 2002.

                  "Eighth Amendment Effective Date" have the meaning provided in the Eighth Amendment.

                  "Fleet" shall mean Summit Business Capital Corp. (a company doing business as Fleet Capital-Business Finance Division) or any successor thereto by merger or consolidation.

                  "Minimum Consolidated Net Worth" shall mean (I) as at any date of determination on or prior to December 31, 2002, $3,600,000, (II) as at any date of determination on or prior to December 31, 2003, $4,000,000, (III) as at any date of determination on or prior to December 31, 2004, $5,000,000 and (IV) as at any date of determination on or prior to December 31, 2005, $6,000,000.

                  "Minimum Scheduled Repayment" shall mean, at any time any payment required to be made pursuant to Section 2.02(f) at such time, it being understood and agreed that for purposes of any such payment required after December 31, 2002, such required payment shall be deemed to be $250,000.

                  "Scheduled Repayment Amount" shall mean, at any time any payment is required to be made pursuant to Section 2.2(f) hereof, (i) in the event that the Cash Availability at such time is less than $4,000,000, $250,000 and (ii) in the event that the Cash Availability at such time is equal to or greater than $4,000,000, $312,500.

                  "Senior Debt" shall mean all payment and performance obligations now or hereafter incurred pursuant to and in accordance with the terms of the Credit Agreement and the other Credit Documents (including without limitation all principal, interest (including, without limitation, any post-petition interest on such obligations at the rate set forth in the Credit Agreement, accruing whether or not granted or permitted in connection with an event of the type referred to in Section 7.05 hereof), premium, penalties, fees, expenses, indemnification, reimbursements, damages and other liabilities payable under the Credit Agreement and the other Credit Documents) and any Interest Rate Contract; provided, that in no event shall the principal amount of Senior Debt (exclusive of interest rate protection obligations) exceed $15,000,000 plus any additional amounts permitted to be incurred pursuant to Section 6.04(ix) less (x) the amount of any permanent reduction of commitments thereunder, (y) any repayment of loans thereunder (other than loans which can be reborrowed) and (z) any other repayment accompanied by a permanent reduction of commitments thereunder (other than any repayments and/or permanent reductions of commitments under Senior Debt in connection with a refinancing of such Senior Debt which does not result in an increase in the aggregate outstanding principal amount of loans and the aggregate available commitments thereunder from those amounts outstanding and/or available immediately prior to such refinancing, except to the extent any such increase is attributable to an incurrence of additional Indebtedness permitted pursuant to Section 6.04(ix)). Senior Debt outstanding under the Credit Agreement shall continue to constitute Senior Debt for all purposes hereof, notwithstanding that such Senior Debt or any claim in respect thereof may be disallowed, avoided or subordinated pursuant to any insolvency law, the Bankruptcy Code or any similar federal or state law for the relief of debtors or other applicable insolvency law or equitable principles as a claim for unmatured interest.

                  "Senior Indebtedness" shall mean collectively, with respect to the Borrower and its Subsidiaries, (a) the Senior Debt and (b) any additional Indebtedness of the Borrower and its Subsidiaries for borrowed money which is either secured or not subordinated to the payment of the Obligations, to the extent such additional Indebtedness is permitted to be incurred pursuant to Section 6.04(ix), which additional Indebtedness shall be incurred pursuant to the Credit Agreement. Senior Indebtedness outstanding under the Credit Agreement shall continue to constitute Senior Indebtedness for all purposes hereof, notwithstanding that such Senior Indebtedness or any claim in respect thereof may be disallowed, avoided or subordinated pursuant to any insolvency law, the Bankruptcy Code or any similar federal or state law for relief of debtors or other applicable insolvency law or equitable principles as a claim for unmatured interest.

                  "Voluntary Prepayment Date" shall mean the date (following the Eighth Amendment Effective Date) upon which the Borrower shall have made a voluntary prepayment (or prepayments) of Loans in an aggregate amount equal to or in excess of $750,000 (excluding, for purposes of this definition, any mandatory prepayments required to be made by the Borrower pursuant to Section 2.02 (including, without limitation, Section 2.02(f)).

         13. The Borrower, for its part, acknowledges and agrees that any failure by it to make a payment a payment in accordance with the requirements of
Section 2.02(f) of the Loan Agreement shall give rise to an Event of Default under Section 7.01 of the Loan Agreement, notwithstanding any prohibition on such payment contained in the Credit Agreement (whether as a result of an "event of default" under the Credit Agreement or otherwise).

         14. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Loan Agreement or any other Loan Document.

         15. In order to induce the Lenders to enter into this Amendment, each Loan Party hereby remises, releases and forever discharges, and by these presents do for their Subsidiaries (direct or indirect), and for themselves and their predecessors, successors, affiliates and assigns (each, a "Releasor"), remise, release and forever discharge, each Lender, and their predecessors, affiliates, subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, of and from all manner of actions at law or equity, all causes of action for damages, costs, debts, sums of money, accounts, bills, rights of indemnity, breach of contract, provision of labor or materials, loss of use, loss of services, expenses, compensation, consequential or punitive damages, equitable subordination, avoidance of preferential or fraudulent transfers, or any other thing whatever, arising by virtue of actions taken, actions omitted to be taken or the occurrence of any other event on or prior to the Eighth Amendment Effective Date, relating in any way to (i) this Amendment, the Loan Agreement, the Obligations or any other Loan Document, (ii) any claims (including, without limitation, for contribution or indemnification) which have or could have arisen out of any of the transactions contemplated by this Amendment or the Loan Documents or any other proceedings that have been brought or may be brought by any party hereto or to any Loan Document or any third party relating to the Loan Documents or the transactions contemplated thereby, (iii) any acts, transactions or events that are the subject matter of this Amendment or the Loan Documents or
(iv) the prosecution of any claims or any settlement negotiations which such Releasor ever had, now or which it, its Subsidiaries (direct or indirect), or its successors or assigns hereafter can, shall or may have against any Lender, and their predecessors, affiliates, Subsidiaries (direct or indirect), successors, assigns, participants, officers, directors, shareholders, partners, employees or agents, by reason of (with respect to each of clauses (i)-(iv) above) any matter, cause or thing whatsoever on or prior to the Eighth Amendment Effective Date relating to this Amendment or the Loan Documents; provided, however, that nothing herein shall be construed or deemed to release any covenants or agreements contained herein or in any Loan Document so long as such Loan Document shall remain in full force and effect.

         16. Each Loan Party hereby acknowledges and agrees that the Obligations are not subject to avoidance, defense, objection, action, counterclaim or setoff, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally. The Obligations constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with the terms of the Loan Documents and pursuant to applicable law, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, and subject to the limitations imposed by general equitable principles (regardless whether such enforceability is considered in a proceeding at law or in equity). Furthermore, no Loan Party will use any of its cash or other assets to object to or contest in any manner, or raise any objections, counterclaims or defenses to, the validity or enforceability of the claims of the Lenders, or to investigate or assert any claims or causes of action arising on or prior to the Eighth Amendment Effective Date against the Lenders.

         17. Except as expressly set forth in this Amendment, each of the undersigned hereby acknowledges and agrees that the execution and delivery by the Lenders of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Lenders to forbear or execute similar agreements under the same or similar circumstances in the future, (ii) to modify, relinquish or impair any right of the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment, (iii) to waive any right of the Lenders to receive interest at an increased rate as a result of any Events of Default that may occur under the Loan Agreement, (iv) to obligate the Lenders to make or agree to make any extension of credit, (v) to obligate the Lenders in any way to forbear from individually or collectively enforcing remedies under the Loan Agreement or any other Loan Document in any manner or (vi) a commitment from any of the Lender to forbear or "stand still". Except as expressly set forth in this Amendment, no past or future forbearance on the part of any of the Lenders should be viewed as a limitation upon or waiver of the absolute right and privilege of the Lenders in exercising rights and remedies that currently exist or may exist after the Eighth Amendment Effective Date.

         18. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Lenders.

         19. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         20. This Amendment shall become effective on the date (the "Eighth Amendment Effective Date") when (i) the Borrower and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Lenders at the Notice Office, (ii) the Borrower shall have made the repayment of $1,250,000 required to be made to the Lenders pursuant to Section 2.02(f) of the Loan Agreement on June 28, 2002 and (iii) the Borrower shall have paid all of the outstanding legal fees and expenses of White & Case LLP, counsel to the Lenders.

         21. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Eighth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, and (ii) on the Eighth Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, all representations and warranties contained in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

         22. From and after the Eighth Amendment Effective Date, all references in the Loan Agreement and each of the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.


                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     CD&L, INC.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     PARIBAS CAPITAL FUNDING LLC


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     EXETER VENTURE LENDERS L.P.

                                     By:  Exeter Venture Advisors, Inc.,
                                           as its general partner

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                     EXETER CAPITAL PARTNERS IV, L.P.

                                     By:  Exeter IV Advisors, L.P.,
                                           as its general partner

                                     By:  Exeter IV Advisors, Inc.
                                           as its general partner



                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

Each of the undersigned, each being a Subordinated Guarantor (as defined in the Loan Agreement referenced in the foregoing Amendment) under the Loan Agreement referenced in the foregoing Amendment, hereby consents to the entering into of the Amendment and agrees to the provisions thereof and makes the representations, agreements and acknowledgments set forth therein (including, without limitation, those set forth in Sections 11, 12 and 13 thereof).


                                     CLICK MESSENGER SERVICE, INC.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     KBD SERVICES, INC.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     OLYMPIC COURIER SYSTEMS, INC.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     SECURITIES COURIER CORPORATION,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     SILVER STAR EXPRESS, INC.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     CD&L AIR FREIGHT, INC.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     CLAYTOM/NATIONAL COURIER SYSTEMS, INC.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     LIBERTY TRANSFER CORP.,
                                         as a Guarantor

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title: